UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2015
________________________
EMC CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

176 South Street Hopkinton, Massachusetts (Address of principal executive offices)		01748 (Zip Code)
Registrant's telephone number, including area code: (508) 435-1000

N/A
(Former Name or Former Address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  On May 1, 2015, EMC Corporation (“EMC”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing the results of EMC’s Annual Meeting of Shareholders which was held on April 30, 2015 (the “Meeting”).  The numbers reported in the Original 8-K were prepared by EMC’s Inspector of Elections (“Inspector”) at the Meeting.  On May 7, 2015, the Inspector notified us of an error in his original calculation of the votes and provided EMC with corrected numbers reflected below. The corrected numbers include approximately 213,000 additional shares. While the specific numbers of votes have changed, none of the changes affected the results of the matters voted upon.

(b)    There was no solicitation in opposition to management’s nominees as listed in EMC’s proxy statement, and all such nominees were elected directors for a one-year term. The shareholders ratified the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s independent auditors for the fiscal year ending December 31, 2015, provided advisory approval of EMC’s executive compensation, approved the EMC Corporation Amended and Restated 2003 Stock Plan and rejected a shareholder proposal relating to an independent board chairman. The results of the votes for each of these proposals were as follows:

1.	Election of Directors:

	For	Against	Abstain	Broker Non-Votes
José E. Almeida	1,438,349,705	21,554,552	14,777,492	211,463,749
Michael W. Brown	1,433,441,733	26,381,971	14,858,045	211,463,749
Donald J. Carty	1,424,811,762	35,156,811	14,713,176	211,463,749
Randolph L. Cowen	1,435,529,728	24,390,203	14,761,818	211,463,749
James S. DiStasio	1,429,287,773	30,487,523	14,906,453	211,463,749
John R. Egan	1,385,579,326	70,251,751	18,850,672	211,463,749
William D. Green	1,436,151,381	23,748,377	14,781,991	211,463,749
Edmund F. Kelly	1,446,243,445	13,544,877	14,893,427	211,463,749
Jami Miscik	1,419,408,182	36,479,604	18,793,963	211,463,749
Paul Sagan	1,417,040,892	43,034,663	14,606,194	211,463,749
David N. Strohm	1,412,802,820	47,042,051	14,836,878	211,463,749
Joseph M. Tucci	1,347,757,400	103,891,350	23,032,999	211,463,749

2.	Ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s independent auditors for the fiscal year ending December 31, 2015:

For:	1,636,611,118
Against:	36,895,899
Abstain:	12,638,481
Broker Non-Votes:	0

3.	Advisory approval of EMC's executive compensation:

For:	1,343,579,946
Against:	109,811,792
Abstain:	21,290,011
Broker Non-Votes:	211,463,749

4.	Approval of the EMC Corporation Amended and Restated 2003 Stock Plan:

For:	1,335,194,768
Against:	126,332,218
Abstain:	13,154,763
Broker Non-Votes:	211,463,749

5.	Approval of a shareholder proposal relating to an independent board chairman:

For:	611,736,922
Against:	843,851,771
Abstain:	19,093,056
Broker Non-Votes:	211,463,749

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier
Paul T. Dacier
Executive Vice President and General Counsel

Date:    May 8, 2015